UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-07154

Cohen & Steers Total Return Realty Fund, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2014

Item 1. Reports to Stockholders.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2014. The net asset value (NAV) at that date was $13.58 per common share. The Fund's common stock is traded on the New York Stock Exchange (NYSE) and its share price can differ from its NAV; at period end, the Fund's closing price on the NYSE was $12.39.

The total returns, including income, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2014
Cohen & Steers Total Return Realty Fund at NAV[a]	16.22%
Cohen & Steers Total Return Realty Fund at Market[a]	8.19%
FTSE NAREIT Equity REIT Index[b]	17.66%
Blended benchmark—80% FTSE NAREIT Equity REIT Index, 20% BofA Merrill Lynch REIT Preferred Index[b]	17.56%
S&P 500 Index[b]	7.14%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

Managed Distribution Policy

Cohen & Steers Total Return Realty Fund, Inc. (the Fund), acting in accordance with an exemptive order received from the Securities and Exchange Commission and with approval of its Board of Directors (the Board), adopted a managed distribution policy under which the Fund intends to include long-term capital gains, where applicable, as part of the regular quarterly cash distributions to its shareholders a  As a closed-end investment company, the price of the Fund's NYSE-traded shares will be set by market forces and at times may deviate from the NAV per share of the Fund.

b  The FTSE NAREIT Equity REIT Index is an unmanaged, market-capitalization-weighted index of all publicly traded REITs that invest predominantly in the equity ownership of real estate. The index is designed to reflect the performance of all publicly traded equity REITs as a whole. The BofA Merrill Lynch REIT Preferred Securities Index is a subset of the BofA Merrill Lynch Fixed-Rate Preferred Securities Index including all real estate investment trust issued preferred securities. The Standard and Poor's 500 Composite Stock Index (S&P 500 Index) is an unmanaged index of 500 large capitalization, publicly traded stocks representing a variety of industries that is frequently used as a general measure of stock market performance.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

(the Plan). The Plan will give the Fund greater flexibility to realize long-term capital gains and to distribute those gains on a regular quarterly basis. In accordance with the Plan, the Fund currently distributes $0.22 per share on a quarterly basis. Effective September 2014, the Fund will increase it's distribution to $0.24 per share on a quarterly basis.

The Fund may pay distributions in excess of the Fund's investment company taxable income and realized gains. This excess would be a "return of capital" distributed from the Fund's assets. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Shareholders should not draw any conclusions about the Fund's investment performance from the amount of these distributions or from the terms of the Fund's Plan. The Fund's total return based on net asset value is presented in the table above as well as in the Financial Highlights table.

The Plan provides that the Board may amend or terminate the Plan at any time without prior notice to Fund shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination. The termination of the Plan could have the effect of creating a trading discount (if the Fund's stock is trading at or above net asset value) or widening an existing trading discount.

Fair Value Policy

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

Investment Review

After widely underperforming U.S. stocks in 2013, Real Estate Investment Trusts (REITs) rebounded in the first half of 2014, with the FTSE NAREIT Equity REIT Index gaining 17.7% compared with 7.1% for the S&P 500 Index. The period began with an easing in long-term bond yields amid signs that economic activity was being negatively impacted by unusually harsh weather. However, in the second quarter, strong job growth and accelerating industrial production painted a more upbeat picture of the economy, lifting investors' confidence that the recovery had sufficient momentum as the Federal Reserve continued to taper its bond purchases. At the same time, bond yields continued their downward trend amid a combination of an accommodative outlook for U.S. monetary policy and aggressive liquidity measures by the European Central Bank.

Fundamentals continued to improve for all types of real estate, driving solid returns across the REIT landscape. Apartment REITs (23.6% total returnc) performed well despite continued pressures of

c  Sectors in U.S. dollars as represented by the FTSE NAREIT Equity REIT Index.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

new supply. Many companies exhibited better-than-expected cash flow growth, as continued demand for rental housing enabled them to raise rents on existing tenants, even in markets where new tenants were being signed at lower rates. Revenues at self storage REITs (18.1%) also continued to improve amid rising rents and occupancy rates.

The regional mall (16.4%) and shopping center (16.7%) sectors benefited from growing retail sales and improving tenant demand for in-line storefronts in prime locations. Managements also had relatively good success improving the productivity of lower-performing assets through redevelopment. In the office sector (17.8%), asset values and rent-growth expectations continued to improve, particularly in New York City and San Francisco. Industrial REITs (13.1%) also saw evidence of strengthening demand and higher rents. However, with developers ramping up construction to meet the demand for built-to-suit multipurpose facilities, investors showed increasing sensitivity to the potential impact of new supply in select markets.

In the preferred securities market, the BofA Merrill Lynch REIT Preferred Index gained 18.8% in the first half of 2014, supported by tightening credit spreads and a decline in 10-year Treasury yields from 3.0% to 2.5%. Some REITs, including those recently formed from spin-offs and mergers, received investment-grade senior-debt ratings, allowing them to issue unsecured debt. This had positive implications for preferreds, as unsecured debt issued by REITs often has covenants limiting the issuing company's leverage relative to assets, among other financial metrics.

Fund Performance

The Fund had a positive total return for the period based on NAV and market value, but underperformed its blended benchmark. In addition, the Fund's market-price performance meaningfully lagged its NAV return, reflecting a widening in the Fund's discount.

Security selection in preferreds detracted from relative performance. Amid declining long-term rates, the small universe of longer-duration investment-grade REIT preferreds represented in the benchmark outperformed the Fund's holdings. The Fund invested largely in higher-yielding lower-rated securities that we believe are more defensive with respect to interest-rate risk. Returns were also hindered by out-of-index allocations to non-REIT equities that we believe offer attractive dividend-growth potential, but which underperformed REITs during the period.

Contributors to relative performance included stock selection in the diversified REIT sector (15.9% return in the index) and stock selection and an underweight in health care REITs (17.6%). Stock selection among regional mall REITs also aided returns, although the effect was offset by an overweight in the sector.

Investment Outlook

We continue to expect improving economic growth in the U.S. and a modest rebound in inflation from historically low levels. We recognize that slower growth trajectories and accommodative monetary policy conditions in foreign economies, as well as geopolitical uncertainties, may continue to place downward pressure on U.S. bond yields. Nonetheless, we look for a gradual resumption of upward-trending Treasury yields over time. We view this as a favorable backdrop for REITs, as the potential for

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

higher asset values and cash flows should outweigh the impact of higher Treasury yields. We also believe that REITs' modest premiums relative to the net value of their underlying properties are justified given the environment of improving real estate fundamentals and continued job growth.

Our positive outlook for the U.S. economy leads us to prefer cyclically sensitive names, although we have balanced these positions with attractively valued noncyclical assets that may perform better if tepid growth continues. We continue to favor New York City offices given the continued strengthening in fundamentals. We have also begun to take targeted positions in suburban office companies trading at discounts to their underlying property values. We continue to see attractive value in high-quality regional mall and shopping center landlords, as well as some owners of Class-B assets that we believe offer potential for attractive risk-adjusted returns. Within the self storage sector, we expect further upside to cash flow growth amid strong demand and limited new supply.

Within the preferred securities market, we continue to focus on high income and a defensive posture relative to interest-rate risk. We continue to favor lower-duration securities, and remain cautious towards those with tighter credit spreads, some of which we believe remain more vulnerable to a rising-interest-rate environment over the longer term. We also continue to find relatively better value in below-investment-grade and non-rated securities, which will benefit most from improving sector fundamentals.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

WILLIAM F. SCAPELL	THOMAS N. BOHJALIAN
Portfolio Manager	Portfolio Manager

  JASON YABLON

  Portfolio Manager

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of publication. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories focused on global listed real estate, commodities, global listed infrastructure & MLPs, as well as preferred securities and large cap value equities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

June 30, 2014

Top Ten Holdingsa
(Unaudited)

		% of
		Net
Security	Value	Assets
Simon Property Group	$23,093,465	6.5
Equity Residential	13,641,453	3.8
Prologis	11,598,762	3.3
Ventas	10,774,569	3.0
Vornado Realty Trust	10,396,356	2.9
SL Green Realty Corp.	8,982,233	2.5
UDR	5,976,112	1.7
Essex Property Trust	5,405,659	1.5
Exxon Mobil Corp.	5,265,564	1.5
Extra Space Storage	5,204,388	1.5

a  Top ten holdings are determined on the basis of the value of individual securities held. The Fund may also hold positions in other types of securities issued by the companies listed above. See the Schedule of Investments for additional details on such other positions.

Sector Breakdownb

(Based on Net Assets)
(Unaudited)

b  Includes 24.3% of large cap value securities acquired on June 13, 2014 as a result of the closing of the reorganization of Cohen & Steers Dividend Majors Fund, Inc. with and into the Fund. As of July 10, 2014, the Fund disposed of certain large cap value securities and was in compliance with its investment policies.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS

June 30, 2014 (Unaudited)

		Number of Shares	Value
COMMON STOCK	87.7%
CONSUMER—CYCLICAL	2.1%
AIRLINES	0.6%
Alaska Air Group		21,000	$1,996,050
APPAREL	0.5%
Hanesbrands		13,700	1,348,628
VF Corp.		9,800	617,400
			1,966,028
AUTOMOBILES	0.2%
Harley-Davidson		8,600	600,710
MEDIA	0.6%
The Walt Disney Co.		26,400	2,263,536
SPECIALTY RETAIL	0.2%
Home Depot/The		6,900	558,624
TOTAL CONSUMER—CYCLICAL			7,384,948
CONSUMER—NON-CYCLICAL	2.1%
AGRICULTURE	0.2%
Philip Morris International		8,800	741,928
BEVERAGE	0.2%
PepsiCo		6,500	580,710
COSMETICS/PERSONAL CARE	0.1%
Procter & Gamble Co.		6,900	542,271
FOOD PRODUCTS	0.6%
Tyson Foods, Class A		57,600	2,162,304
RETAIL	1.0%
Costco Wholesale Corp.		10,100	1,163,116
CVS Caremark Corp.		32,300	2,434,451
			3,597,567
TOTAL CONSUMER—NON-CYCLICAL			7,624,780
ENERGY—OIL & GAS	2.2%
Devon Energy Corp.		15,900	1,262,460
EOG Resources		12,000	1,402,320
Exxon Mobil Corp.		52,300	5,265,564
			7,930,344

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
FINANCIAL	5.4%
BANKS	1.0%
Capital One Financial Corp.		11,000	$908,600
Wells Fargo & Co.		50,200	2,638,512
			3,547,112
CREDIT CARD	0.4%
American Express Co.		15,600	1,479,972
DIVERSIFIED FINANCIAL SERVICES	2.7%
Ameriprise Financial		20,500	2,460,000
BlackRock		4,700	1,502,120
Citigroup		36,300	1,709,730
JPMorgan Chase & Co.		45,600	2,627,472
Morgan Stanley		37,500	1,212,375
			9,511,697
INSURANCE	1.3%
American International Group		46,400	2,532,512
Hartford Financial Services Group		16,200	580,122
Prudential Financial		18,600	1,651,122
			4,763,756
TOTAL FINANCIAL			19,302,537
HEALTH CARE	3.3%
BIOTECHNOLOGY	0.4%
Gilead Sciences[a]		15,300	1,268,523
HEALTH CARE EQUIPMENT & SUPPLIES	0.3%
Zimmer Holdings		11,000	1,142,460
HEALTH CARE PROVIDERS & SERVICES	1.7%
Aetna		20,100	1,629,708
Cigna Corp.		21,400	1,968,158
Universal Health Services, Class B		25,700	2,461,032
			6,058,898
HEALTHCARE PRODUCTS	0.5%
Thermo Fisher Scientific		14,700	1,734,600

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
PHARMACEUTICAL	0.4%
Pfizer		54,400	$1,614,592
TOTAL HEALTH CARE			11,819,073
INDUSTRIALS	1.5%
AUTO MANUFACTURERS	0.3%
PACCAR		17,700	1,112,091
DIVERSIFIED MANUFACTURING	0.1%
General Electric Co.		21,200	557,136
ELECTRICAL COMPONENT & EQUIPMENT	0.2%
TE Connectivity Ltd. (Switzerland)		9,600	593,664
MACHINERY	0.3%
Pentair PLC (Ireland)		13,200	951,984
ROAD & RAIL	0.4%
CSX Corp.		48,400	1,491,204
TRANSPORTATION	0.2%
United Parcel Service, Class B		5,800	595,428
TOTAL INDUSTRIALS			5,301,507
MATERIALS—CHEMICALS	0.7%
Eastman Chemical Co.		16,400	1,432,540
Monsanto Co.		7,300	910,602
			2,343,142
REAL ESTATE	63.8%
DIVERSIFIED	5.8%
American Assets Trust		93,838	3,242,103
American Realty Capital Properties		235,628	2,952,419
AmREIT		38,374	702,244
Cousins Properties		82,474	1,026,801
Forest City Enterprises, Class Aa		78,359	1,556,993
Societe Fonciere Lyonnaise SA (France)		14,100	749,117
Vornado Realty Trust		97,408	10,396,356
			20,626,033

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
HEALTH CARE	5.7%
Aviv REIT		70,252	$1,978,999
Health Care REIT		27,690	1,735,332
Healthcare Trust of America, Class A		117,682	1,416,891
Omega Healthcare Investors		120,395	4,437,760
Ventas		168,090	10,774,569
			20,343,551
HOTEL	5.9%
Ashford Hospitality Prime		79,176	1,358,660
Belmond Ltd., Class A (Bermuda)[a]		99,764	1,450,568
DiamondRock Hospitality Co.		170,130	2,181,067
Hersha Hospitality Trust		188,014	1,261,574
Hilton Worldwide Holdings[a]		86,372	2,012,468
Host Hotels & Resorts		97,143	2,138,117
La Quinta Holdings[a]		48,386	926,108
Strategic Hotels & Resorts[a]		393,981	4,613,517
Sunstone Hotel Investors		319,862	4,775,540
			20,717,619
INDUSTRIALS	5.2%
First Industrial Realty Trust		115,763	2,180,975
Gramercy Property Trust		269,205	1,628,690
Prologis		282,277	11,598,762
Rexford Industrial Realty		92,385	1,315,562
STAG Industrial		73,072	1,754,459
			18,478,448
OFFICE	10.0%
BioMed Realty Trust		152,975	3,339,444
Boston Properties		28,115	3,322,631
Corporate Office Properties Trust		119,927	3,335,170
Douglas Emmett		153,826	4,340,970
Empire State Realty Trust, Class A		138,770	2,289,705
Hudson Pacific Properties		51,801	1,312,637
Kilroy Realty Corp.		60,650	3,777,282
Parkway Properties		201,572	4,162,462
PS Business Parks		8,903	743,311
SL Green Realty Corp.		82,097	8,982,233
			35,605,845

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
RESIDENTIAL	9.0%
APARTMENT	8.7%
Apartment Investment & Management Co.		94,105	$3,036,768
AvalonBay Communities		10,178	1,447,210
Equity Residential		216,531	13,641,453
Essex Property Trust		29,234	5,405,659
Home Properties		21,049	1,346,294
UDR		208,736	5,976,112
			30,853,496
MANUFACTURED HOME	0.3%
Sun Communities		20,483	1,020,873
TOTAL RESIDENTIAL			31,874,369
SELF STORAGE	4.8%
CubeSmart		268,881	4,925,900
Extra Space Storage		97,735	5,204,388
Public Storage		30,057	5,150,267
Sovran Self Storage		20,879	1,612,903
			16,893,458
SHOPPING CENTERS	16.6%
COMMUNITY CENTER	5.7%
Brixmor Property Group		123,312	2,830,011
Kimco Realty Corp.		102,956	2,365,929
Ramco-Gershenson Properties Trust		152,315	2,531,475
Regency Centers Corp.		86,645	4,824,394
Retail Properties of America, Class A		112,551	1,731,034
Washington Prime Group[a]		69,441	1,301,324
Weingarten Realty Investors		140,272	4,606,533
			20,190,700
FREE STANDING	0.7%
Realty Income Corp.		58,162	2,583,556

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
REGIONAL MALL	10.2%
General Growth Properties		139,596	$3,288,882
Glimcher Realty Trust		328,546	3,558,153
Macerich Co. (The)		42,471	2,834,939
Pennsylvania REIT		8,431	158,671
Simon Property Group		138,883	23,093,465
Taubman Centers		41,566	3,151,119
			36,085,229
TOTAL SHOPPING CENTERS			58,859,485
SPECIALTY	0.8%
CyrusOne		86,218	2,146,828
Digital Realty Trust		12,592	734,366
			2,881,194
TOTAL REAL ESTATE			226,280,002
TECHNOLOGY	5.3%
COMPUTERS	1.6%
Apple		29,300	2,722,849
Hewlett-Packard Co.		87,200	2,936,896
			5,659,745
INTERNET SERVICE PROVIDER	0.6%
Google, Class Aa		1,800	1,052,406
Google, Class Ca		1,800	1,035,504
			2,087,910
SEMICONDUCTORS	1.7%
Avago Technologies Ltd. (Singapore)		44,700	3,221,529
Intel Corp.		45,000	1,390,500
SanDisk Corp.		14,000	1,462,020
			6,074,049
SERVICES	0.9%
Citrix Systems[a]		42,100	2,633,355
Vantiv, Class Aa		18,000	605,160
			3,238,515

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SOFTWARE	0.5%
Microsoft Corp.		42,200	$1,759,740
TOTAL TECHNOLOGY			18,819,959
TELECOMMUNICATION SERVICES	0.7%
AT&T		38,900	1,375,504
Rogers Communications (Canada)		24,000	965,803
			2,341,307
UTILITIES—ELECTRIC UTILITIES	0.6%
NextEra Energy		19,100	1,957,368
TOTAL COMMON STOCK (Identified cost—$222,561,502)			311,104,967
PREFERRED SECURITIES—$25 PAR VALUE	9.1%
BANKS—FOREIGN	0.1%
National Westminster Bank PLC, 7.76%, Series C (United Kingdom)		13,358	350,915
INSURANCE—MULTI-LINE—FOREIGN	0.1%
ING Groep N.V., 7.375% (Netherlands)		15,000	387,600
REAL ESTATE	8.9%
DIVERSIFIED	2.8%
Colony Financial, 8.50%, Series A		49,220	1,326,971
DuPont Fabros Technology, 7.875%, Series A		20,000	525,000
DuPont Fabros Technology, 7.625%, Series B		21,800	573,340
Lexington Realty Trust, 6.50%, Series C ($50 Par Value)		11,100	541,125
National Retail Properties, 6.625%, Series D		84,000	2,121,840
NorthStar Realty Finance Corp., 8.50%, Series D		17,500	444,675
NorthStar Realty Finance Corp., 8.75%, Series E		73,800	1,870,830
PS Business Parks, 5.75%, Series U		38,000	874,760
Vornado Realty Trust, 6.625%, Series G		35,000	885,150
Vornado Realty Trust, 6.625%, Series I		29,500	744,875
			9,908,566

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
HOTEL	1.4%
Ashford Hospitality Trust, 8.45%, Series D		19,350	$493,619
Ashford Hospitality Trust, 9.00%, Series E		20,000	551,000
Chesapeake Lodging Trust, 7.75%, Series A		20,000	533,500
Hersha Hospitality Trust, 8.00%, Series B		30,100	777,182
Hospitality Properties Trust, 7.125%, Series D		38,600	983,528
Pebblebrook Hotel Trust, 7.875%, Series A		35,000	922,250
Sunstone Hotel Investors, 8.00%, Series D		25,000	661,625
			4,922,704
INDUSTRIALS	0.2%
First Potomac Realty Trust, 7.75%, Series A		15,000	389,250
Monmouth Real Estate Investment Corp., 7.875%, Series Bb		20,000	524,000
			913,250
OFFICE	1.1%
American Realty Capital Properties, 6.70%, Series F		152,647	3,576,519
Hudson Pacific Properties, 8.375%, Series B		8,500	226,525
			3,803,044
RESIDENTIAL	0.5%
APARTMENT	0.2%
Apartment Investment & Management Co., 6.875%		19,900	512,027
MANUFACTURED HOME	0.3%
Campus Crest Communities, 8.00%, Series A		24,650	629,808
Equity Lifestyle Properties, 6.75%, Series C		22,771	572,121
			1,201,929
TOTAL RESIDENTIAL			1,713,956
SELF STORAGE	0.4%
Public Storage, Series R		50,000	1,286,000
SHOPPING CENTERS	2.5%
COMMUNITY CENTER	1.0%
Cedar Realty Trust, 7.25%, Series B		20,000	510,000
DDR Corp., 6.50%, Series J		45,200	1,122,316
Kimco Realty Corp., 6.90%, Series H		60,000	1,567,800
Kite Realty Group Trust, 8.25%, Series A		10,000	262,700
			3,462,816

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
FREE STANDING	0.1%
Realty Income Corp., 6.625%, Series F		19,188	$501,766
REGIONAL MALL	1.4%
CBL & Associates Properties, 7.375%, Series D		46,948	1,190,132
General Growth Properties, 6.375%, Series A		50,000	1,205,000
Glimcher Realty Trust, 8.125%, Series G		71,671	1,825,102
Pennsylvania REIT, 8.25%, Series A		25,000	658,725
			4,878,959
TOTAL SHOPPING CENTERS			8,843,541
TOTAL REAL ESTATE			31,391,061
TOTAL PREFERRED SECURITIES—$25 PAR VALUE (Identified cost—$30,893,333)			32,129,576
PREFERRED SECURITIES—CAPITAL SECURITIES	0.7%
BANKS	0.2%
Farm Credit Bank of Texas, 10.00%, Series I		500	606,719
BANKS—FOREIGN	0.4%
Banco Bilbao Vizcaya Argentaria SA, 9.00% (Spain)		400,000	449,500
Credit Agricole SA, 7.875%, 144A (France)[c]		400,000	437,500
Dresdner Funding Trust I, 8.151%, due 6/30/31, 144A (Germany)[c]		500,000	610,000
			1,497,000
INSURANCE—LIFE/HEALTH INSURANCE—FOREIGN	0.1%
La Mondiale Vie, 7.625% (France)		500,000	560,625
TOTAL PREFERRED SECURITIES—CAPITAL SECURITIES (Identified cost—$2,353,909)			2,664,344
		Principal Amount
CORPORATE BOND—INSURANCE—PROPERTY CASUALTY	0.1%
Liberty Mutual Insurance, 7.697%, due 10/15/97, 144Ac		$375,000	426,133
TOTAL CORPORATE BONDS (Identified cost—$345,006)			426,133

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2014 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	2.2%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[d]		7,800,000	$7,800,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,800,000)			7,800,000
TOTAL INVESTMENTS (Identified cost—$263,953,750)	99.8%		354,125,020
OTHER ASSETS IN EXCESS OF LIABILITIES	0.2		763,359
NET ASSETS (Equivalent to $13.58 per share based on 26,135,469 shares of common stock outstanding)	100.0%		$354,888,379

Glossary of Portfolio Abbreviations

REIT   Real Estate Investment Trust

Note: Percentages indicated are based on the net assets of the Fund.

a  Non-income producing security.

b  Illiquid security. Aggregate holdings equal 0.1% of the net assets of the Fund.

c  Resale is restricted to qualified institutional investors. Aggregate holdings equal 0.4% of the net assets of the Fund, of which 0.0% are illiquid.

d  Rate quoted represents the seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2014 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$263,953,750)	$354,125,020
Cash	7,998,226
Receivable for:
Dividends and interest	971,439
Investment securities sold	590,234
Other assets	26,302
Total Assets	363,711,221
LIABILITIES:
Payable for:
Investment securities purchased	8,307,735
Investment advisory fees	147,329
Administration fees	6,574
Directors' fees	1,570
Other liabilities	359,634
Total Liabilities	8,822,842
NET ASSETS	$354,888,379
NET ASSETS consist of:
Paid-in capital	$260,439,354
Dividends in excess of net investment income	(2,692,884)
Accumulated undistributed net realized gain	6,970,480
Net unrealized appreciation	90,171,429
$354,888,379
NET ASSET VALUE PER SHARE:
($354,888,379 ÷ 26,135,469 shares outstanding)	$13.58
MARKET PRICE PER SHARE	$12.39
MARKET PRICE DISCOUNT TO NET ASSET VALUE PER SHARE	(8.76)%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2014 (Unaudited)

Investment Income:
Dividend income (net of $1,164 of foreign withholding tax)	$2,010,684
Interest income	106,589
Total Investment Income	2,117,273
Expenses:
Investment advisory fees	508,961
Merger related expenses	122,283
Professional fees	47,659
Shareholder reporting expenses	39,176
Administration fees	15,501
Transfer agent fees and expenses	11,901
Custodian fees and expenses	9,997
Directors' fees and expenses	4,563
Miscellaneous	6,245
Total Expenses	766,286
Net Investment Income	1,350,987
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	7,454,257
Options	10,982
Foreign currency transactions	(796)
Net realized gain	7,464,443
Net change in unrealized appreciation (depreciation) on:
Investments	12,774,807
Options	5,826
Foreign currency translations	149
Net change in unrealized appreciation (depreciation)	12,780,782
Net realized and unrealized gain	20,245,225
Net Increase in Net Assets Resulting from Operations	$21,596,212

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2014	For the Year Ended December 31, 2013
Change in Net Assets:
From Operations:
Net investment income	$1,350,987	$2,640,386
Net realized gain	7,464,443	8,492,982
Net change in unrealized appreciation (depreciation)	12,780,782	(7,293,879)
Net increase in net assets resulting from operations	21,596,212	3,839,489
Dividends and Distributions to Shareholders from:
Net investment income	(4,218,085)	(2,728,388)
Net realized gain	(1,437,983)	(8,260,892)
Total dividends and distributions to shareholders	(5,656,068)	(10,989,280)
Capital Stock Transactions:
Increase in net assets from Fund share transactions	221,694,351 [a]	265,252
Total increase (decrease) in net assets	237,634,495	(6,884,539)
Net Assets:
Beginning of period	117,253,884	124,138,423
End of period[b]	$354,888,379	$117,253,884

a  See Note 8.

b  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $2,692,884 and $174,214, respectively.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following table includes selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	For the Six Months Ended	For the Year Ended December 31,
Per Share Operating Performance:	June 30, 2014	2013	2012	2011	2010	2009
Net asset value, beginning of period	$12.23	$12.98	$12.30	$12.48	$11.06	$8.45
Income (loss) from investment operations:
Net investment income	0.12 [a]	0.28 [a]	0.27	0.24	0.29	0.36
Net realized and unrealized gain	1.82	0.12	1.82	0.46	2.56	2.78
Total from investment operations	1.94	0.40	2.09	0.70	2.85	3.14
Less dividends and distributions to shareholders from:
Net investment income	(0.44)	(0.28)	(0.26)	(0.24)	(0.27)	(0.37)
Net realized gain	(0.15)	(0.87)	(1.15)	(0.64)	(1.17)	—
Tax return of capital	—	—	—	—	—	(0.16)
Total dividends and distributions to shareholders	(0.59)	(1.15)	(1.41)	(0.88)	(1.44)	(0.53)
Anti-dilutive effect from the issuance of reinvested shares	—	0.00 [b]	0.00 [b]	0.00 [b]	0.01	0.00 [b]
Net increase (decrease) in net asset value	1.35	(0.75)	0.68	(0.18)	1.42	2.61
Net asset value, end of period	$13.58	$12.23	$12.98	$12.30	$12.48	$11.06
Market value, end of period	$12.39	$11.99	$14.72	$11.91	$14.88	$9.68
Total net asset value return[c]	16.22%[d]	3.00%[e]	16.66%[e]	5.91%[f]	25.41%[f]	40.21%
Total market value return[c]	8.19%[d]	–11.03%	36.74%	–14.13%	71.12%	41.08%

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	For the Six Months Ended	For the Year Ended December 31,
Ratios/Supplemental Data:	June 30, 2014	2013	2012	2011	2010	2009
Net assets, end of period (in millions)	$354.9	$117.3	$124.1	$117.0	$117.9	$103.7
Ratio of expenses to average daily net assets	0.97%[g,h]	0.94%	0.95%	0.91%	0.96%	1.13%
Ratio of net investment income to average daily net assets	1.94%[g,h]	2.06%	1.96%	1.78%	1.99%	3.79%
Portfolio turnover rate	18%[d]	53%	65%	72%	101%	101%

a  Calculation based on average shares outstanding.

b  Amount is less than $0.005.

c  Total net asset value return measures the change in net asset value per share over the period indicated. Total market value return is computed based upon the Fund's NYSE market price per share and excludes the effects of brokerage commissions. Dividends and distributions are assumed, for purposes of these calculations, to be reinvested at prices obtained under the Fund's dividend reinvestment plan.

d  Not annualized.

e  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2012.

f  Does not reflect adjustments in accordance with accounting principles generally accepted in the United States of America. The net asset value for financial reporting purposes and the returns based upon those net asset values differ from the net asset value and returns reported on December 31, 2010.

g  Annualized, except for non-recurring merger related expenses.

h  Includes non-recurring merger related expenses. Without these expenses, the ratio of expenses to average daily net assets would have been 0.89% and the ratio of net investment income to average daily net assets would have been 2.02%.

See accompanying notes to financial statements.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Total Return Realty Fund, Inc. (the Fund) was incorporated under the laws of the State of Maryland on September 4, 1992 and is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a non-diversified, closed-end management investment company. The Fund's investment objective is high total return.

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The policies are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the NYSE are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. Exchange traded options are valued at their last sale price as of the close of options trading on applicable exchanges on the valuation date. In the absence of a last sale price on such day, options are valued at the average of the quoted bid and ask prices as of the close of business. Over-the-counter options are valued based upon prices provided by the respective counterparty.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by Cohen & Steers Capital Management, Inc. (the investment advisor) to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price. However, certain fixed-income securities may be valued on the basis of prices provided by a pricing service when such prices are believed by the investment advisor, pursuant to delegation by the Board of Directors, to reflect the fair market value of such securities.

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. There were no transfers between Level 1 and Level 2 securities as of June 30, 2014.

The following is a summary of the inputs used as of June 30, 2014 in valuing the Fund's investments carried at value:

	Total	Quoted Prices In Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock	$311,104,967	$311,104,967	$—	$—
Preferred Securities— $25 Par Value	32,129,576	32,129,576	—	—
Preferred Securities— Capital Securities	2,664,344	—	2,664,344	—
Corporate Bonds	426,133	—	426,133	—
Money Market Funds	7,800,000	—	7,800,000	—
Total Investments[a]	$354,125,020	$343,234,543	$10,890,477	$—

a  Portfolio holdings are disclosed individually on the Schedule of Investments.

Following is a reconciliation of investments for which significant unobservable inputs (Level 3) were used in determining fair value:

Total Investments in Securities
Balance as of December 31, 2013	$630,194
Change in unrealized appreciation (depreciation)	85,116
Transfers out of Level 3[a]	(715,310)
Balance as of June 30, 2014	$—

The change in unrealized appreciation (depreciation) attributable to securities owned on June 30, 2014 which were valued using significant unobservable inputs (Level 3) amounted to $85,116.

a As of December 31, 2013, the Fund used significant unobservable inputs in determining the value of this investment. As of June 30, 2014, the Fund used a quoted price in determining the value of the same investment, which resulted from the expiration of a lockup on these shares on March 25, 2014.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Security Transactions and Investment Income: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts.

Options: The Fund writes covered call options on securities and may write put or call options on an index and put options on securities with the intention of earning option premiums. Option premiums may increase the Fund's realized gains and therefore may help increase distributable income. When the Fund writes (sells) an option, an amount equal to the premium received by the Fund is recorded on the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written. When an option expires, the Fund realizes a gain on the option to the extent of the premium received. Premiums received from writing options which are exercised or closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the security purchased by the Fund. If a call option is exercised, the premium is added to the proceeds of the security sold to determine the realized gain or loss. The Fund, as writer of an option, bears the market risk of an unfavorable change in the price of the underlying index or security. Other risks include the possibility of an illiquid options market or the inability of the counterparties to fulfill their obligations under the contracts.

At June 30, 2014, the Fund did not have any written option contracts outstanding.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid quarterly. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund in accordance with the Fund's Reinvestment Plan, unless the shareholder has elected to have them paid in cash.

Distributions paid by the Fund are subject to recharacterization for tax purposes. Based upon the results of operations for the six months ended June 30, 2014, the investment manager considers it likely that a portion of the distributions will be reclassified to distributions from realized gains upon the final determination of the Fund's taxable income after December 31, 2014, the Fund's fiscal year end.

On December 13, 2011, the Fund's Board of Directors announced that the Fund implemented a managed distribution policy in accordance with exemptive relief issued by the Securities and Exchange Commission. This policy gives the Fund greater flexibility to realize long-term capital gains throughout the year and to distribute those gains on a more regular basis to shareholders. Therefore, regular quarterly distributions throughout the year may include a portion of estimated realized long-term capital gains, along with net investment income, short-term capital gains and return of capital, which is not taxable. In accordance with the relief, the Fund is required to adhere to certain conditions in order to distribute long-term capital gains during the year.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Management has analyzed the Fund's tax positions taken on federal income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2014, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 2. Investment Advisory Fees, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.70% of the average daily net assets of the Fund.

Administration Fees: Effective as of the close of business on June 13, 2014, the Fund entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.04% of the average daily net assets of the Fund. For the period June 13, 2014, as of the close of business, to June 30, 2014, the Fund incurred $6,574 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers, and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor which was reimbursed by the Fund in the amount of $916 for the six months ended June 30, 2014.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2014, totaled $21,664,111 and $28,336,116, respectively. In addition, these purchases and sales exclude purchases and sales of $28,926,100 related to realigning the portfolio as a result of the reorganization of the Cohen & Steers Dividend Majors Fund, Inc. with and into the Fund.

Transactions in written options for the six months ended June 30, 2014, were as follows:

	Number of Contracts	Premiums
Options outstanding at December 31, 2013	545	$10,982
Options expired	(545)	(10,982)
Options outstanding at June 30, 2014	—	$—

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Derivative Investments

The following table presents the effect of derivatives held during the six months ended June 30, 2014, along with the respective location in the financial statements. The volume of activity for written options for the six months ended June 30, 2014 is summarized in Note 3.

Statement of Operations
Derivatives	Location	Realized Gain	Change in Unrealized Appreciation
Option Contracts	Net Realized and Unrealized Gain (Loss)	$10,982	$5,826

Note 5. Income Tax Information

As of June 30, 2014, the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$263,953,750
Gross unrealized appreciation	$90,306,633
Gross unrealized depreciation	(135,363)
Net unrealized appreciation	$90,171,270

Note 6. Capital Stock

The Fund is authorized to issue 100 million shares of common stock at a par value of $0.001 per share.

During the six months ended June 30, 2014, the Fund did not issue shares of common stock for the reinvestment of dividends. During the year ended December 31, 2013, the Fund issued 19,243 shares of common stock, for the reinvestment of dividends in an amount of $265,252.

On December 10, 2013, the Board of Directors approved the continuation of the delegation of its authority to management to effect repurchases, pursuant to management's discretion and subject to market conditions and investment considerations, of up to 10% of the Fund's common shares outstanding (Share Repurchase Program) from January 1, 2014 through December 31, 2014.

During the six months ended June 30, 2014 and the year ended December 31, 2013, the Fund did not effect any repurchases.

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 8. Merger

On December 10, 2013, the Boards of Directors of the Fund and Cohen & Steers Dividend Majors Fund, Inc. ("DVM") approved the reorganization and merger of DVM with and into the Fund in accordance with Maryland General Corporation Law. The purpose of the transaction was to permit shareholders to pursue substantially similar investment objectives in a fund that has a focused investment strategy with similar investment policies and anticipated lower expenses. The transaction was structured as a tax free reorganization under the Internal Revenue Code. On April 24, 2014, DVM's shareholders approved the reorganization and merger. Also on April 24, 2014, the Fund's shareholders approved the issuance of additional shares of the Fund's common stock in connection with the reorganization and merger with DVM.

After the close of business on June 13, 2014, the Fund acquired substantially all of the assets and liabilities of DVM with the investment portfolio constituting the principal asset. The investment portfolio of DVM, with a fair value of $218,242,458 and identified cost of $164,710,615 as of the date of the reorganization, was the principal asset acquired by the Fund. The acquisition was accomplished by a tax-free exchange of 12,580,987 shares worth $221,713,619 (including $19,268 paid in cash in lieu of fractional shares) of DVM for 16,550,351 shares of the Fund. The net assets of DVM and the Fund immediately before the acquisition were $221,713,619 (including $54,071,842 of net unrealized appreciation) and $128,424,578, respectively. The combined net assets of the Fund immediately following the acquisition were $350,138,197. For financial reporting purposes, assets received and shares issued by the Fund were recorded at fair value; however the cost basis of the investments received from DVM was carried forward to align ongoing reporting of the Fund's realized and unrealized gains and losses with amounts distributable to shareholders for tax purposes.

Merger related expenses were approximately $312,500, of which $122,283 were borne by the Fund and $190,217 were borne by DVM. Assuming the acquisition had been completed on January 1, 2014, the Fund's pro-forma results of operations for the six months ended June 30, 2014, are as follows:

Net investment income	$2,329,623
Net realized and unrealized gain	43,216,608
Net increase in net assets resulting from operations	$45,546,231

Because the combined investment portfolios have been managed as a single integrated portfolio since the acquisition was completed, it is not practicable to separate the amounts of changes in net assets attributable to DVM that have been included in the Fund's statement of operations.

As of June 30, 2014, the Fund's portfolio comprised of 24.3% large cap value securities acquired as a result of the closing of the reorganization of DVM with and into the Fund. As of July 10, 2014, the Fund disposed of certain large cap value securities and was in compliance with its investment policies.

Note 9. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2014 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

PROXY RESULTS (Unaudited)

Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the special meeting held on April 24, 2014. Proposals 1 and 3 were approved at the meeting. Proposal 2 was not approved. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Shares Voted Against	Shares Abstained
Proposal 1. To approve the issuance of Shares of Common Stock in connection with the transfer of all of the assets of Cohen & Steers Dividend Majors Fund, Inc. ("DVM") to Cohen & Steers Total Return Realty Fund, Inc. ("RFI") in exchange for shares of common stock of RFI and the assumption by RFI of all of the liabilities of DVM.	4,348,844.741	279,630.701	222,724.694
Proposal 2. To approve a charter amendment to authorize the Board of Directors of RFI to amend the charter to increase or decrease the aggregate number of authorized shares of stock or the number of authorized shares of any class or series of stock without further action by the stockholders.	3,496,730.795	1,138,723.393	215,745.948
Proposal 3. To approve the following fundamental policy changes for RFI: A. Amending the Fund's fundamental restriction with respect to making loans.	3,944,369.593	633,269.903	273,560.640
B. Changing from fundamental to non-fundamental
the Fund's investment restriction prohibiting making
short sales of securities or maintaining a short
position, unless at all times when a short position
is open the Fund owns an equal amount of such
securities or securities convertible into or
exchangeable for, without payment of any further
consideration, securities of the same issue as, and
equal in amount to, the securities sold short
("short sales against the box"), and unless not
more than 10% of the Fund's net assets (taken at
market value) is held as collateral for such sales at
any one time.	3,981,615.152	621,895.632	247,689.352

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Common Shares

	Shares Voted For	Shares Voted Against	Shares Abstained
C. Changing from fundamental to non-fundamental the Fund's investment restriction prohibiting purchasing securities on margin, except for such short-term credits as may be necessary for the clearance of transactions and except for borrowings permitted under its investment objective and policies.	3,972,305.857	628,993.623	249,900.656

In addition, Cohen & Steers Total Return Realty Fund, Inc. shareholders voted on the following proposals at the annual meeting held on April 24, 2014. The description of each proposal and number of shares voted are as follows:

Common Shares

	Shares Voted For	Authority Withheld
To elect Directors:
Bonnie Cohen	8,115,565.814	337,517.173
Michael Clark	8,208,190.068	244,892.919
Richard E. Kroon	8,192,744.269	260,338.718

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

AVERAGE ANNUAL TOTAL RETURNS

(Periods ended June 30, 2014) (Unaudited)

Based on Net Asset Value				Based on Market Value
One Year	Five Years	Ten Years	Since Inception (09/27/93)	One Year	Five Years	Ten Years	Since Inception (09/27/93)
13.44%	21.92%	8.95%	10.28%	1.69%	21.78%	8.01%	9.42%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return will vary and the principal value of an investment will fluctuate and shares, if sold, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. The Fund's returns assume the reinvestment of all dividends and distributions at prices obtained under the Fund's dividend reinvestment plan.

REINVESTMENT PLAN

We urge shareholders who want to take advantage of this plan and whose shares are held in 'Street Name' to consult your broker as soon as possible to determine if you must change registration into your own name to participate.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's net investment company taxable income and realized gains are a return of capital distributed from the Fund's assets. To the extent this occurs, the Fund's shareholders of record will be notified of the estimated amount of capital returned to shareholders for each such distribution and this information will also be available at cohenandsteers.com. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year. Distributions of capital decrease the Fund's total assets and, therefore, could have the effect of increasing the Fund's expense ratio. In addition, in order to make these distributions, the Fund may have to sell portfolio securities at a less than opportune time.

Notice is hereby given in accordance with Rule 23c-1 under the 1940 Act that the Fund may purchase, from time to time, shares of its common stock in the open market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Changes to the Board of Directors

Effective June 30, 2014, Martin Cohen ceased being a Director and officer of the Fund. The Board of Directors has elected Joseph M. Harvey as a Director of the Fund to serve out Mr. Cohen's remaining term, which expires at the 2016 Annual Meeting of Stockholders and when his successor is elected and qualifies.

Changes to Certain Fundamental Policies

At a special meeting of stockholders held on April 24, 2014, stockholders of the Fund approved changes to certain fundamental investment policies of the Fund, including (i) amending the Fund's fundamental investment policy with respect to making loans; (ii) converting to non-fundamental its current fundamental investment restriction regarding limits on the Fund's ability to enter into short sales of securities or maintain short positions; and (iii) converting to non-fundamental its current fundamental investment restriction regarding the purchase of securities on margin.

APPROVAL OF INVESTMENT ADVISORY AGREEMENT

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory agreement (the Advisory Agreement), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreement for its initial two year term and its continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 11, 2014 and at a meeting held in person on June 17, 2014, the Advisory Agreement was discussed and was unanimously continued for a term ending June 30, 2015 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreement, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor: The Board of Directors reviewed the services that the Investment Advisor provides to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor to its other funds, including those that have investment objectives and strategies

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor: The Board of Directors considered the investment performance of the Fund compared to Peer Funds and compared to a relevant blended benchmark. The Board of Directors noted that the Fund outperformed the median of the Peer Funds for the one- and ten-year periods ended March 31, 2014, ranking two out of five funds and one out of four funds, respectively, and underperformed the median of the Peer Funds for the three- and five-year periods ended March 31, 2014, ranking four out of five funds and three out of five funds, respectively. The Board of Directors also noted that the Fund outperformed the blended benchmark for the one- and five-year periods ended March 31, 2014 and underperformed the blended benchmark for the three- and ten-year periods ended March 31, 2014. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance, and the Investment Advisor's performance in managing other real estate funds. Due to the limited number of Peer Funds, the Board of Directors further considered the Fund's performance across all periods versus a group of open-end funds compiled by the Investment Advisor, and noted that the Fund outperformed the group's median for the one-, five- and ten-year periods and underperformed the group's median for the three-year period. The Board of Directors determined that Fund performance, in light of all the considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees payable by the Fund, as well as the total expense ratio. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors considered the Fund's actual and contractual management fees and the Fund's total expense ratio compared to the median of the Peer Funds, noting that the Fund's expenses were the lowest in each category, ranking the Fund one out of five. The Board of Directors further considered the Fund's actual and contractual management fees and total expense ratio versus a group of three other open-end funds compiled by the Investment Advisor, noting that the Fund was lower than the group's medians across all categories. The Board of Directors concluded that the Fund's current expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreement, noting particularly the research and related services, within the meaning

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors noted that while the Investment Advisor had not previously charged a separate administration fee, in connection with the merger of Cohen & Steers Dividend Majors Fund, Inc. with and in to the Fund, the Investment Advisor would begin charging a separate advisory fee of 0.04% at the close of business on June 13, 2014. The Board of Directors had approved the administration fee on December 10, 2013, contingent upon the consummation of the merger. The Board of Directors noted that the total expense ratio of the Fund after the merger and the implementation of the administrative fee would be lower than the expense ratio prior to the merger and the implantation of the administration fee. The Board of Directors noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors noted that, as a closed-end fund, the Fund would not be expected to have inflows of capital that might produce increasing economies of scale. The Board of Directors determined that, given the Fund's closed-end structure, there were not significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisors or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreement to those under other investment advisory contracts of other investment advisors managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreement to those under the Investment Advisor's other fund advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreement were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreement.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFBX*, CSFCX, CSSPX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in REITs

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND
(FORMERLY KNOWN AS "COHEN & STEERS
REALTY INCOME FUND")

  •  Designed for investors seeking total return, investing primarily in real estate securities with an emphasis on both income and capital appreciation

  •  Symbols: CSEIX, CSBIX*, CSCIX, CSDIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in REITs

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUBX*, CSUCX, CSUIX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost "passive" approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

*  Class B shares are no longer offered except through dividend reinvestment and permitted exchanges by existing Class B shareholders.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Co-Chairman

Martin Cohen
Director and Co-Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

William F. Scapell
Vice President

Thomas N. Bohjalian
Vice President

Yigal D. Jhirad
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-Administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Computershare
480 Washington Boulevard
Jersey City, NJ 07310
(866) 227-0757

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

New York Stock Exchange Symbol: RFI

Website: cohenandsteers.com

This report is for shareholder information. This is not a prospectus intended for use in the purchase or sale of Fund shares. Performance data quoted represents past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

TOTAL RETURN REALTY FUND

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2014

Cohen & Steers Total Return Realty Fund

RFISAR

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

None.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)  Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)  Not applicable.

(b) Certifications of principal executive officer and principal financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

(c) Registrant’s notices to shareholders pursuant to Registrant’s exemptive order granting an exemption from Section 19(b) of the 1940 Act and Rule 19b-1 thereunder regarding distributions pursuant to the Registrant’s Managed Distribution Plan.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS TOTAL RETURN REALTY FUND, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 5, 2014

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 5, 2014